SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
              The Massachusetts Health & Education Tax-Exempt Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109



                                                March 31, 2003


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund") to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 13, 2003 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information regarding the proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                Sincerely,

                                                /s/ Walter B. Prince

                                                Walter B. Prince
                                                Chairman


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 13, 2003

     The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 13, 2003 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect six Trustees of the Fund, two of whom shall be elected by the holders of the Fund's Auction Preferred Shares and the remainder of whom shall be elected by the holders of the Fund's Common Shares and Auction Preferred Shares, voting as a single class.

     2. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on March 17, 2003 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                        By Order of the Board of Trustees

                                        /s/ Thomas J. Fetter

                                        Thomas J. Fetter
                                        President

March 31, 2003
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held May 13, 2003 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about March 31, 2003.

     The Board of Trustees of the Fund has fixed the close of business on March 17, 2003, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 17, 2003, there were 2,324,569 Common Shares, $.01 par value per share ("Common Shares"), and 200 Auction Preferred Shares, $.01 par value per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Board of Trustees of the Fund has increased the number of Trustees to six and has proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Fund. Messrs. Green, Prince, Murphy and Storey currently serve as Trustees. James F. Carlin III and Thomas J. Fetter are nominees for election to the Board. If elected, James F. Carlin III will replace James F. Carlin, a current Trustee who is retiring, and who is not proposed for election. James F. Carlin III is the son of the current Trustee, Mr. Carlin. The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next Annual Meeting of the Fund's shareholders and until their successors shall have been duly elected and qualified. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. Thomas
J. Fetter is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliation with Eaton Vance Management ("Eaton Vance"), the Fund's investment adviser and administrator. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly traded holding company. Eaton Vance and EVC are sometimes referred to collectively as the "Eaton Vance Organization". Because of his position with

Eaton Vance and his ownership of EVC stock, Mr. Fetter will benefit from the advisory and administration fees paid by the Fund to Eaton Vance. Mr. Fetter currently serves as the Fund's President. Mr. Green is an "interested person" because of his affiliation with a brokerage firm.

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin III and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other four nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Election of each of the nominees requires the affirmative vote of a majority of the applicable shares of the Fund present and voting at the Annual Meeting in person or by proxy.

                                    TRUSTEES

     The Trustees of The Massachusetts Health & Education Tax-Exempt Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees, nominees for Trustee and principal officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                                           Term of                                           Complex
                                         Office and                                        Overseen by
                            Position(s)   Length of                                         Trustee or    Other Directorships Held
Name, Address                Held with      Time        Principal Occupations              Nominee for    by Trustee or Nominee for
and Age                        Fund        Served       During Past Five Years               Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------
APS SHARE NOMINEES

INTERESTED TRUSTEE

THOMAS H. GREEN, III          Trustee     One Year    Managing Director, Salomon Smith         One                  None
Age 43                                     Trustee    Barney ("SSB"), since 2002.
The Eaton Vance Building                 Since 1993   Formerly, Director in SSB, Public
255 State Street                                      Finance Department (1998-2001).
Boston, MA 02109                                      Formerly, First Assistant Attorney
                                                      General for The Commonwealth of
                                                      Massachusetts (1992-1998).
                                                      Previously, Vice President, Public
                                                      Finance, First Boston Corporation.

NONINTERESTED TRUSTEE

JAMES F. CARLIN III           Current     One Year    Executive Vice President, Managing       One                  None
Age 39                        Nominee                 Partner, Crosspoint Associates,
The Eaton Vance Building    for Trustee               Inc. (real estate management and
255 State Street                                      development) since 1993.  Board of
Boston, MA 02109                                      Directors, Chart Bank since 1996.
                                                      Principal of Alpha Analytical Inc.
                                                      since 2000.  Former Director of
                                                      Carlin Insurance.

                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                                           Term of                                           Complex
                                         Office and                                        Overseen by
                            Position(s)   Length of                                         Trustee or    Other Directorships Held
Name, Address                Held with      Time        Principal Occupations              Nominee for    by Trustee or Nominee for
and Age                        Fund        Served       During Past Five Years               Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------
OTHER NOMINEES

INTERESTED TRUSTEE

THOMAS J. FETTER             President    President   Vice President of Eaton Vance and        One                  None
Age 59                          and      since 1996   Boston Management and Research
The Eaton Vance Building      Current                 ("BMR") an indirect wholly-owned
255 State Street              Nominee                 subsidiary of EVC.  Officer of 127
Boston, MA 02109            for Trustee               registered investment companies
                                                      managed by Eaton Vance and BMR.

NONINTERESTED TRUSTEES

WALTER B. PRINCE             Chairman     One Year    Partner of the law firm of Prince,       One                  None
Age 54                      and Trustee    Trustee    Lobel, Glovsky & Tye LLP, since
The Eaton Vance Building                 Since 1993   1988.  Board of Directors,
255 State Street                                      OneUnited Bank.
Boston, MA 02109

EDWARD M. MURPHY              Trustee     One Year    President and Chief Executive            One                  None
Age 55                                     Trustee    Officer of Alliance Health
The Eaton Vance Building                 Since 1993   Incorporated, since March 1999.
255 State Street                                      Formerly, President and Chief
Boston, MA 02109                                      Operating Officer of Olympus
                                                      Healthcare Group, Inc.; Senior
                                                      Vice President of Tucker Anthony
                                                      Inc. (1995-1997); and the
                                                      Executive Director of the
                                                      Massachusetts Health and
                                                      Educational Facilities Authority
                                                      (1989-1995).  Previously,
                                                      Commissioner of the Massachusetts
                                                      Department of Mental Health.

JAMES M. STOREY               Trustee     One Year    Corporate Trustee/Director of            One       Trustee of the State
Age 71                                     Trustee    various organizations and                          Street Research Funds
The Eaton Vance Building                 Since 1993   corporations, including The U.S.                   (consisting of 30
255 State Street                                      Charitable Gift Trust (a                           portfolios) and the SEI
Boston, MA 02109                                      charitable organization sponsored                  Investments Funds
                                                      by Eaton Vance Management), and a                  (consisting of 104
                                                      practicing attorney.  Formerly, a                  portfolios).
                                                      Partner of the law firm of
                                                      Dechert, Price & Rhoads
                                                      (1987-1993).

     The following table shows the dollar range of shares beneficially owned by each Trustee or nominee in the Fund as of March 17, 2003:

                                                           Dollar Range of
   Name of Trustee or Nominee                              Fund Shares Held
   --------------------------------------------------------------------------

   James F. Carlin III(2)                                       None
   Thomas J. Fetter(1)                                    $10,001 - $50,000
   Thomas H. Green, III(1)                                $10,001 - $50,000
   Walter B. Prince(2)                                      $1 - $10,000
   Edward M. Murphy(2)                                      $1 - $10,000
   James M. Storey(2)                                       $1 - $10,000

   (1) Interested Trustee
   (2) Noninterested Trustee

     As of March 17, 2003, Robert B. MacIntosh, Vice President and portfolio manager of the Fund, owned 400 Common Shares. No officer or Trustee of the Fund owns any of the Fund's APS.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 2002, the Trustees of the Fund met four times. The Board of Trustees has one standing committee, an Audit Committee. The Audit Committee met twice in 2002. Each of the Trustees attended at least 75% of such Board and committee meetings on which he serves. The Board of Trustees does not have a standing nominating committee or a compensation committee.

     James F. Carlin, Edward M. Murphy, Walter B. Prince and James M. Storey are members of the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of independent certified public accountants, and reviewing matters related to accounting and auditing practices and procedures, accounting records and internal accounting controls. The Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee's Charter was included as an appendix to the proxy statement used in connection with the Fund's Annual Meeting of Shareholders held May 15, 2001. Set forth below under "Additional Information" is the Audit Committee's Report.

REMUNERATION OF TRUSTEES

     The fees and expenses of Trustees who are not members of the Eaton Vance Organization will be paid by the Fund. These Trustees are currently compensated at the rate of $5,000 annually. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. For the fiscal year ended December 31, 2002, no reimbursements for out-of-pocket expenses were made. During the fiscal year ended December 31, 2002, Trustees were paid fees aggregating $25,000. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2002:

                                    Pension or
                                    Retirement       Estimated
                      Aggregate     Benefits Accrued Annual         Total
Name of               Compensation  as Part of       Benefits Upon  Compensation
Trustee               from Fund     Fund Expenses    Retirement     from Fund
-------               ---------     -------------    ----------     ---------

James F. Carlin(1)    $5,000        none             none           $5,000

Thomas H. Green, III  $5,000        none             none           $5,000

Edward M. Murphy      $5,000        none             none           $5,000

Walter B. Prince      $5,000        none             none           $5,000

James M. Storey       $5,000        none             none           $5,000

(1)James F. Carlin is retiring and is not standing for re-election as a Trustee.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE SIX NOMINEES TO THE FUND'S BOARD OF TRUSTEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the Fund's audited financial statements for fiscal year 2002 with Fund management. The Audit Committee also discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board
Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants its independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                        James F. Carlin
                                                        Edward M. Murphy
                                                        Walter B. Prince
                                                        James M. Storey

AUDITORS, AUDIT FEES AND ALL OTHER FEES. PricewaterhouseCoopers LLP ("PWC"), 160 Federal Street, Boston, Massachusetts 02110, served as the Fund's independent accountants for fiscal year 2002. For the most recent fiscal year, the Fund accrued an aggregate of $25,500 in audit fees and $9,050 in non-audit fees to be paid to PWC. PWC also provides services to other investment companies sponsored by Eaton Vance, but not to Eaton Vance Corp. (and its affiliates). The Audit

Committee has considered whether the provision of PWC's non-audit services is compatible with maintaining the auditor's independence.

     Effective March 17, 2003, upon the recommendation of the Fund's Audit Committee, the Board approved the engagement of Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts 02116, as the Fund's independent auditors for the 2003 fiscal year, replacing PWC. During the two previous fiscal years, PWC's audit reports on the Fund's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, in connection with PWC's audits for the two previous fiscal years, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to refer to the disagreements in its report on the financial statements for such years. Lastly, during the last two fiscal years, there were no reportable events as described in Item 304(a)(1)(v) of the Securities and Exchange Commission Regulation S-K.

     D&T also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to D&T by EVC (and its affiliates) for the most recent fiscal year ended October 31, 2002 were $816,946. The Audit Committee and Board of Trustees of the Fund are aware that D&T provides services to the Eaton Vance Organization.

     PWC and D&T are expected to be represented at the Annual Meeting, but, if not, a representative of each firm will be available by telephone should the need for consultation arise. Representatives of PWC and D&T will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

OFFICERS OF THE FUND. The officers of the Fund and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

                                           Term of
                            Position(s)  Office and
Name, Address                Held with    Length of    PRINCIPAL OCCUPATIONS
and Age (1)                    Fund      Time Served   DURING PAST FIVE YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees or Nominees for Trustee

ROBERT B. MACINTOSH            Vice         Vice       Vice President of Eaton Vance and BMR.  Officer of 126 registered investment
Age 46                       President    President    companies managed by Eaton Vance and BMR.
                                and      Since 1996
                             Portfolio
                              Manager

JAMES M. WALL                Secretary    Secretary    Vice President of Eaton Vance and BMR, since 2001.  Formerly, Senior Vice
Age 40                                   Since 2001    President and Deputy General Counsel, CDC IXIS Asset Management (1999-2001),
                                                       and Senior Legal Counsel, Fidelity Investments (1997-1999).

KRISTIN S. ANAGNOST          Treasurer    Treasurer    Assistant Vice President of Eaton Vance and BMR.  Officer of 109 registered
Age 37                                   Since 2001    investment companies managed by Eaton Vance and BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) Includes both master and feeder funds in a master-feeder structure.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. During the Fund's fiscal year ended December 31, 2002, James F. Carlin, Trustee, did not file in a timely manner one report required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding the purchase of shares of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the Fund's transfer agent, Investors Bank & Trust Company, or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $5,800.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by May 13, 2003, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O INVESTORS BANK & TRUST COMPANY, 200 CLARENDON STREET, BOSTON, MA 02116, OR CALL 1-800-553-1916.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2004 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 2003 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

March 31, 2003

THE EATON VANCE GROUP OF FUNDS
C/O PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                       HOLDERS OF AUCTION PREFERRED SHARES
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 2003
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and JAMES M. WALL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Massachusetts 02109, on Tuesday, May 13, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                       PLEASE VOTE, DATE, SIGN AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


DATE:________________________




__________________________________
Signature(s)  (SIGN IN THE BOX)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect six Trustees of the                       FOR except      WITHHOLD
    Fund as follows:                                   vote withheld   AUTHORITY
                                                       for nominees    for all
                                                 FOR   listed at left  nominees

(a) Election of two Trustees to represent        [  ]      [  ]          [  ]
    Auction Preferred Shares:

    James F. Carlin III and Thomas H. Green, III

(b) Election of remaining four Trustees to       [  ]      [  ]          [  ]
    represent all shareholders:

    Thomas J. Fetter, Edward M Murphy,
    Walter B. Prince and James M. Storey

    (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

--------------------------------------------------

HAS YOUR ADDRESS CHANGED?
                                   Mark box at right [  ]
________________________________   if comments or
                                   address change
________________________________   have been noted
                                   on this card.
________________________________


                           PLEASE SIGN ON REVERSE SIDE

THE EATON VANCE GROUP OF FUNDS
C/O PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            HOLDERS OF COMMON SHARES
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 2003
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and JAMES M. WALL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 13, 2003 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                       PLEASE VOTE, DATE, SIGN AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


DATE: ____________________




__________________________________
Signature(s)  (SIGN IN THE BOX)



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect four Trustees of the                      FOR except      WITHHOLD
    Fund as follows:                                   vote withheld   AUTHORITY
                                                       for nominees    for all
                                                 FOR   listed at left  nominees

    Thomas J. Fetter, Edward M. Murphy,          [  ]      [  ]          [  ]
    Walter B. Prince and James M. Storey

    (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

-------------------------------------------------

HAS YOUR ADDRESS CHANGED?
                                   Mark box at right [  ]
________________________________   if comments or
                                   address change
________________________________   have been noted
                                   on this card.
________________________________


                           PLEASE SIGN ON REVERSE SIDE